UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) March 9, 2017

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As previously reported, on December 9, 2016, Matador Resources Company (“Matador”) issued $175,000,000 in aggregate principal amount of Matador’s 6.875% Senior Notes due 2023 (the “Additional Notes”). The Additional Notes were issued under the Indenture (as defined below) as additional notes to Matador’s $400,000,000 in aggregate principal amount of 6.875% Senior Notes due 2023 (collectively with the Additional Notes, the “Notes”). On February 17, 2017, in connection with the formation of San Mateo Midstream, LLC (“San Mateo”), a joint venture with FP MMP Holdings LLC, a subsidiary of Five Point Capital Partners LLC, Matador entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) with Wells Fargo Bank, National Association, as trustee (the “Trustee”), which supplements the Indenture, dated as of April 14, 2015 (as supplemented and amended, the “Indenture”), among Matador, the guarantors named therein and the Trustee, which governs the terms of the Notes. Pursuant to the Fourth Supplemental Indenture, (i) Longwood Midstream Holdings, LLC, the holder of Matador’s 51% equity interest in San Mateo, was designated as a guarantor of the Notes under the Indenture and (ii) DLK Black River Midstream, LLC and Black River Water Management Company, LLC, each subsidiaries of San Mateo, were released as parties to, and as guarantors of, the Notes under the Indenture. The guarantors of the Notes under the Indenture, following the effectiveness of the Fourth Supplemental Indenture, are referred to herein as the “Existing Guarantor Subsidiaries.” San Mateo and its subsidiaries are not guarantors of the Notes.
In connection with the issuance of the Additional Notes, Matador agreed to file a registration statement on Form S-4, as may be amended (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange the Additional Notes for substantially identical notes that are registered under the Securities Act of 1933, as amended. In connection with the Registration Statement to be filed by Matador and the Existing Guarantor Subsidiaries, this Current Report on Form 8-K (this “Current Report”) is being filed to include an update to Matador’s audited financial statements as of December 31, 2016 and 2015 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2016 (the “Updated Financial Statements”), solely to include Note 19, “Guarantor Financial Information,” providing the condensed consolidating financial information as required by Rule 3-10(f) of Regulation S-X regarding the Existing Guarantor Subsidiaries and Matador’s non-guarantor subsidiaries.
The Updated Financial Statements are set forth as Exhibit 99.1 to this Current Report and will be incorporated by reference in the Registration Statement. Other than the addition of Note 19, “Guarantor Financial Information,” the information in the Updated Financial Statements remains unchanged and has not otherwise been updated for activities or events occurring after the date this information was originally presented in Matador’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”). The information included in this Current Report should be read in conjunction with the Form 10-K and any other filings Matador has made, or will make prior to the effectiveness of the Registration Statement, with the SEC.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP.
99.1
Financial statements of Matador Resources Company and subsidiaries as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, as updated solely to include Note 19, “Guarantor Financial Information.”

101
The following financial information from Exhibit 99.1 to this Current Report on Form 8-K, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Changes in Shareholders’ Equity, (iv) the Consolidated Statements of Cash Flows and (v) the Notes to Consolidated Financial Statements (submitted electronically herewith).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: March 9, 2017	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP.
99.1
Financial statements of Matador Resources Company and subsidiaries as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, as updated solely to include Note 19, “Guarantor Financial Information.”

101
The following financial information from Exhibit 99.1 to this Current Report on Form 8-K, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Changes in Shareholders’ Equity, (iv) the Consolidated Statements of Cash Flows and (v) the Notes to Consolidated Financial Statements (submitted electronically herewith).